UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 27, 2025

Blaize Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41139	86-2708752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4659 Golden Foothill Parkway, Suite 206 El Dorado Hills, California	95762
(Address of principal executive offices)	(Zip Code)

(916) 347-0050

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BZAI	The Nasdaq Stock Market
Warrants, each whole warrant exercisable for one share of Common stock at an exercise price of $11.50 per share	BZAIW	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Conditions.

On March 27, 2025, Blaize Holdings, Inc. (“Blaize”) issued a press release announcing its results of operations for the fiscal year ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02 and in Exhibit 99.1 and Exhibit 99.2 is being “furnished” herewith and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Core & Main under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01. Financial Statement and Exhibits.

(c)	Exhibits.

99.1	Earnings Press Release, dated March 27, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Blaize Holdings, Inc.

Date: March 27, 2025	By:	/s/ Dinakar Munagala
	Name:	Dinakar Munagala
	Title:	Chief Executive Officer